Exhibit 32.2

CERTIFICATION

I, David W. Devonshire, Executive Vice President and Chief Financial Officer of Motorola, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that, to my knowledge:

(1)	the annual report on Form 10-K for the year ended December 31, 2004 (the “Annual Report”), which this statement accompanies fully complies with the requirements of Section 13(a) for the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Motorola, Inc.

This certificate is being furnished solely for purposes of Section 906.

Dated: March 4, 2005

/s/ David W. Devonshire
David W. Devonshire
Executive Vice President and Chief Financial Officer, Motorola, Inc.